UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund only)

Date of reporting period: November 30, 2021

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Cushing® MLP
Premier Fund

Message from the President and Annual Report
November 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
COVID-19 and inflation were the key watchwords for the 12-month reporting period ended November 30, 2021. Against all expectations, the pandemic remained a subdued but persistent force worldwide, with isolated outbreaks of highly transmissible new viral variants disrupting life in many locations despite the widespread availability of vaccines. Supported by government stimulus and accommodative monetary policies, most global economies expanded, exceeding pre-pandemic levels. However, the pandemic continued to claim lives, and the recovery proved uneven, with some industries struggling in the face of labor shortages, supply-chain bottlenecks and sharply rising commodity prices, while others, such as energy, benefited from these same conditions.
Spurred by economic growth and rising inflationary pressures, positive investor sentiment buoyed stocks. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced strong gains led by the energy sector, followed by the information technology and financials sectors. The real estate and consumer discretionary sectors mildly outperformed, while the materials, health care and industrials sectors trailed slightly. The traditionally defensive consumer staples and utilities sectors lagged by a greater margin, while communication services was the only sector to generate negative returns. Smaller-cap stocks tended out outperform larger-cap issues, and growth-oriented equities mildly outperformed value-oriented shares.
The behavior of the energy sector exemplified the volatility of the market during the reporting period. The sector rose sharply as petroleum and natural gas prices climbed in response to increasing global demand from reopening economies, coupled with constrained supplies due to producer discipline. However, the escalation in share prices proved anything but even, characterized by sharp peaks and dips in response to often-transient developments and breaking news.
Today, while the pandemic remains deeply felt in the economy and our personal lives, its impact continues to change. New York Life Investments is continually working to offer you relevant and innovative approaches to better achieve your financial goals in a rapidly evolving investment environment. MainStay Cushing MLP Premier Fund highlights the strengths of our multi-boutique approach. This approach enables investors to benefit from the capabilities of the Cushing Asset Management team, a group with deep experience and insight in the complex world of midstream energy investing. It’s just one example of the ways we strive to provide the investment tools and insights you need to navigate through changing times.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended November 30, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 5.5% Initial Sales Charge	With sales charges	10/20/2010	31.90%	-2.70%	-1.11%	1.60%
		Excluding sales charges		39.57	-1.59	-0.55	1.60
Investor Class Shares[3]	Maximum 5.0% Initial Sales Charge	With sales charges	7/11/2014	32.52	-2.68	-6.03	1.64
		Excluding sales charges		39.50	-1.57	-5.31	1.64
Class C Shares[2]	Maximum 1.0% CDSC	With sales charges	10/20/2010	37.36	-2.35	-1.31	2.39
	if Redeemed Within One Year of Purchase	Excluding sales charges		38.36	-2.35	-1.31	2.39
Class I Shares[2]	No Sales Charge		10/20/2010	39.87	-1.34	-0.29	1.35

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance*	One Year	Five Years	Ten Years
Alerian Midstream Energy Select Index[1]	40.13%	2.32%	5.42%
Cushing MLP Premier Tiered Index[2]	40.13	-2.35	0.05
Alerian MLP Index[3]	38.75	-2.55	-0.05
Morningstar Energy Limited Partnership Category Average[4]	36.75	-1.43	0.48

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Effective, December 1, 2020, the Alerian Midstream Energy Select Index replaced the Alerian MLP Index as the Fund’s primary benchmark. The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
2.	The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.
3.	The Alerian MLP Index is an unmanaged, capped, floatadjusted, capitalization-weighted index and a leading gauge of energy MLPs.
4.	The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Cushing® MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing® MLP Premier Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2021 to November 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2021 to November 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 6/1/21	Ending Account Value (Based on Actual Returns and Expenses) 11/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,047.50	$ 8.16	$1,017.10	$ 8.04	1.59%
Investor Class Shares	$1,000.00	$1,047.50	$ 8.32	$1,016.95	$ 8.19	1.62%
Class C Shares	$1,000.00	$1,044.20	$12.09	$1,013.24	$11.91	2.36%
Class I Shares	$1,000.00	$1,049.30	$ 6.83	$1,018.40	$ 6.73	1.33%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

Portfolio Composition as of November 30, 2021(1) (Unaudited)
(1) Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2) Common Stocks
(3) MLPs and Related Companies
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of November 30, 2021 (excluding short-term investments) (Unaudited)
1.	Targa Resources Corp.
2.	Energy Transfer LP
3.	Enbridge, Inc.
4.	Cheniere Energy, Inc.
5.	Plains GP Holdings LP
6.	ONEOK, Inc.
7.	MPLX LP
8.	Williams Cos., Inc. (The)
9.	NextEra Energy Partners LP
10.	Pembina Pipeline Corp.

8	MainStay Cushing® MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jerry V. Swank1 and John M. Musgrave of Cushing Asset Management, LP, the Fund’s Subadvisor.
How did MainStay Cushing MLP® Premier Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2021?
For the 12 months ended November 30, 2021, Class I shares of MainStay Cushing MLP® Premier Fund returned 39.87%, underperforming the 40.13% return of Alerian Midstream Energy Select Index, the Fund’s primary benchmark during the reporting period. Over the same period, the Fund also underperformed the 40.13% return of the Cushing MLP Premier Tiered Index, the Fund’s secondary benchmark, and outperformed the 38.75% return of the Alerian MLP Index, the Fund’s former primary benchmark. During the reporting period, Class I shares of the Fund outperformed the 36.75% return of the Morningstar Energy Limited Partnership Category Average.2
Were there any changes to the Fund during the reporting period?
Effective December 1, 2020, the Fund’s principal investment strategies were modified and the Fund’s primary benchmark changed from the Alerian MLP Index to the Alerian Midstream Energy Select Index and the Fund's secondary benchmark changed to the Cushing MLP Premier Tiered Index. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company (“RIC”), rather than a C-corporation, under the Internal Revenue Code of 1986, beginning with the tax year from December 1, 2020, through November 30, 2021.
What factors affected the Fund’s relative performance during the reporting period?
Strong relative performance across multiple subsectors made positive contributions to the Fund’s performance during the reporting period. (Contributions take weightings and total returns into account.) However, gains relative to the Alerian Midstream Energy Select Index were more than offset, largely by the Fund’s underweight exposure to the strong-performing Canadian midstream subsector. Notably, during the reporting period, Brookfield Infrastructure Partners made an unsolicited offer to acquire Inter Pipeline, a Canadian midstream company included in the Alerian Midstream Energy Select Index, for a significant premium to the previous day’s closing price. The Fund held no exposure to Inter Pipeline during the reporting period. Other Canadian midstream holdings, most notably Enbridge and TC Energy, were among the Fund’s top holdings during the reporting period. Both are large-cap diversified midstream companies with high levels of contracted and committed capacity. We view both as attractive long-term investment opportunities. The Fund’s top holdings remained more diversified than the top weightings of the Alerian Midstream Energy Select Index as of the end of the reporting period.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
In February 2021, Winter Storm Uri hit the Southwest United States with severe cold weather, straining the electrical grid and leading to increased volatility in power and natural gas prices. Fluctuations in natural gas and power prices resulted in pricing dislocations for infrastructure companies generating significant one-time earnings during the reporting period. The Fund’s holdings benefited from these earnings.
From a macro level, we saw progress on COVID-19 case rates, broadening vaccination distribution and the gradual reopening of the economy. At a sector level, higher energy commodity prices, improved fundamental outlooks, lower commodity inventories globally and significant free cash flow (“FCF”) generation increased investor optimism and confidence in a sector recovery.
In general, companies with higher direct and indirect energy commodity price exposure (including production volumes) outperformed during the reporting period. We believe these companies disproportionately benefitted from the “reopening trade”-or the broader investor rotation into value and cyclical sectors-as investors sought companies with greater exposure to a potential recovery.
During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?
Relative to the Alerian Midstream Energy Select Index, the Fund’s strongest holdings included those in the renewable YieldCo and natural gas gatherers & processors subsectors. (The YieldCo subsector represents companies that develop, own and operate renewable electricity generation, mostly solar and wind.) Overweight exposure to the renewable YieldCo subsector further enhanced relative performance. We believe this subsector will continue to benefit from long-term secular growth trends, increased investor focus on environmental, social and governance (“ESG”) attributes, and the expectation for increased policy support from a Democrat administration.
The Fund also benefited from increased allocations to companies with higher direct and indirect energy commodity price exposure (including production volumes). These companies, typically gatherers & processors, exhibit elevated exposure to wellhead economics. The Fund continued to hold overweight exposure to natural gas gatherers & processors as of the end of the reporting period.
As noted earlier, the areas that detracted most significantly from relative performance included Canadian midstream and large-cap diversified C-corporations. While absolute performance was positive from both subsectors, they represented the largest underweight positions in the Fund versus the Alerian Midstream Energy Select Index throughout the reporting period. That underweight exposure was primarily responsible for the Fund’s underperformance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
On an absolute basis, the top contributors to the Fund’s performance included Targa Resources, Cheniere Energy and ONEOK. All three were among the Fund’s largest holdings during the reporting period, and all three benefited from strong commodity prices and exposure to improved wellhead economics. We believe all three companies remain well positioned based on

1.	Effective December 31, 2021, Jerry V. Swank no longer serves as a portfolio manager for the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

their integrated value chains across multiple geographies and products, as well as their ability to better withstand changing activity levels on the part of exploration & production (“E&P”) customers. All three holdings remained top weightings in the Fund as of the end of the reporting period. Both Targa Resources and ONEOK, which gather, process, fractionate and export natural gas and natural gas liquids (“NGLs”), benefited from significant increases in the price of natural gas and NGLs during the reporting period. In addition, after Targa Resources reset its dividend in early 2020, the company reported a significant improvement in operating fundamentals, aggressively reducing leverage. Targa went on to announce a major increase in its dividend at the end of the reporting period. Cheniere Energy, which exports liquified natural gas (“LNG”), benefited from higher international demand for LNG and rising LNG prices. Cheniere also formalized and announced a long-term capital allocation plan, which includes the development of new LNG trains, continued debt paydown, share repurchases and the initiation of a dividend.
The Fund’s only two negative performers on an absolute basis were Tellurian and Western Midstream Partners. Tellurian is an LNG development company with plans to build a LNG export terminal on the U.S. Gulf Coast. Western Midstream Partners is a natural gas gatherer & processor operating in the Delaware basin of Texas and the Denver-Julesburg basin of Colorado. The smallest contributor to absolute performance was DT Midstream. DT Midstream owns and operates natural gas pipeline assets in the Marcellus/Utica and Haynesville regions. The Fund initiated all three holdings during the reporting period. While all three generated positive equity performance for the reporting period as a whole, the timing of the Fund’s entry constrained performance. The Fund increased its positions in Western Midstream and DT Midstream during the reporting period, while Tellurian remained a small holding as of November 30, 2021.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchase was in shares of Energy Transfer LP, which also represented the Fund’s second-largest holding throughout the reporting period. Energy Transfer saw numerous positive developments during the reporting period, including: a $2.4 billion gain from Winter Storm Uri in February that allowed the company to accelerate its debt reduction plans; a positive court ruling on the Dakota Access Pipeline which will allow the pipeline to remain in service while an environmental impact study is completed; and the accretive and deleveraging acquisition of Enable Midstream Partners. Other purchases included positions in Western Midstream Partners, Crestwood Equity Partners and Rattler Midstream, all commodity-sensitive companies positioned relatively close to the wellhead, and all representing selective investments in companies we believe to have integrated value chains, conservative leverage profiles and overly discounted valuations.
One of the Fund’s largest sales during the same period involved a reduction in holdings of Targa Resources after significant price appreciation. Following the sale, Targa remained one of the Fund’s largest positions. In other sales, the Fund trimmed positions in Enterprise Products Partners and Magellan Midstream Partners,
two diversified, large-cap, master limited partnerships (“MLPs”), and reallocated the assets to MLPs with greater commodity sensitivity. The Fund continued to hold positions in both Enterprise and Magellan as of the end of the reporting period.
How did the Fund’s subsector weightings change during the reporting period?
The Fund’s subsector weightings remained generally stable during the reporting period. Exposure to the natural gas gatherers & processors subsector incrementally increased due to positive relative performance and additions to holdings of Western Midstream Partners, Crestwood Equity Partners and Rattler Midstream. Conversely exposure to large-cap diversified C-corporations and large-cap diversified MLPs incrementally decreased.
How was the Fund positioned at the end of the reporting period?
As of November 30, 2021, the Fund’s largest subsector exposures on an absolute basis included large-cap diversified C-corporations, large-cap MLPs and natural gas gatherers & processors. Relative to the Alerian Midstream Energy Select Index, the Fund’s most overweight positions were NextEra Energy Partners LP, NextEra Energy Partners, Inc., and Hess Midstream. As of the same date, the Fund’s most significantly underweight positions were Enterprise Products Partners, TC Energy and Enbridge.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Cushing® MLP Premier Fund

Portfolio of Investments November 30, 2021†
	Shares	Value
Common Stocks 61.1%
Canadian Midstream 3.0%
Canada 3.0%
Keyera Corp.	849,000	$ 18,648,824
General Partnerships 1.6%
United States 1.6%
EnLink Midstream LLC	1,473,000	9,589,230
Large Cap Diversified C Corps 36.0%
Canada 15.5%
Enbridge, Inc.	1,056,000	39,642,240
Pembina Pipeline Corp.	942,000	27,930,300
TC Energy Corp.	594,000	27,864,540
United States 20.5%
Cheniere Energy, Inc.	377,000	39,513,370
Kinder Morgan, Inc.	1,370,000	21,180,200
ONEOK, Inc.	550,000	32,912,000
Tellurian, Inc. (a)	865,000	2,819,900
Williams Cos., Inc. (The)	1,110,000	29,736,900
		221,599,450
Natural Gas Gatherers & Processors 8.5%
United States 8.5%
Targa Resources Corp.	1,009,000	52,094,670
Natural Gas Transportation & Storage 5.7%
United States 5.7%
DT Midstream, Inc.	210,000	9,632,700
Equitrans Midstream Corp.	2,664,000	25,627,680
		35,260,380
Refiners 1.4%
United States 1.4%
Marathon Petroleum Corp.	144,000	8,762,400
YieldCo 4.9%
Spain 2.0%
Atlantica Sustainable Infrastructure plc	327,000	12,543,720
United States 2.9%
Clearway Energy, Inc.	481,000	17,950,920
		30,494,640
Total Common Stocks (Cost $318,040,110)		376,449,594
	Shares	Value
MLP Investments and Related Companies 38.4%
Large Cap Diversified C Corps 5.7%
United States 5.7%
Plains GP Holdings LP	3,521,000	$ 35,210,000
Large Cap MLP 18.7%
United States 18.7%
Energy Transfer LP	5,026,000	42,318,920
Enterprise Products Partners LP	1,173,000	25,090,470
Magellan Midstream Partners LP	370,000	17,160,600
MPLX LP	1,036,000	30,365,160
		114,935,150
Natural Gas Gatherers & Processors 9.3%
United States 9.3%
Crestwood Equity Partners LP	260,000	6,645,600
DCP Midstream LP	270,000	7,109,100
Hess Midstream LP	760,000	18,817,600
Rattler Midstream LP	1,209,000	12,875,850
Western Midstream Partners LP	630,000	12,114,900
		57,563,050
YieldCo 4.7%
United States 4.7%
NextEra Energy Partners LP	343,000	29,172,150
Total MLP Investments and Related Companies (Cost $178,790,151)		236,880,350
Short-Term Investment 0.5%
Affiliated Investment Company 0.5%
United States 0.5%
MainStay U.S. Government Liquidity Fund 0.01%(b)	2,819,291	2,819,291
Total Short-Term Investment (Cost $2,819,291)		2,819,291
Total Investments (Cost $499,649,552)	100.0%	616,149,235
Other Assets, Less Liabilities	(0.0)	(52,936)
Net Assets	100.0%	$ 616,096,299

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of November 30, 2021.

Abbreviation(s):
MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of November 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 376,449,594	$ —	$ —	$ 376,449,594
MLP Investments and Related Companies	236,880,350	—	—	236,880,350
Short-Term Investment
Affiliated Investment Company	2,819,291	—	—	2,819,291
Total Investments in Securities	$ 616,149,235	$ —	$ —	$ 616,149,235

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Cushing® MLP Premier Fund

Statement of Assets and Liabilities as of November 30, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $496,830,261)	$613,329,944
Investment in affiliated investment companies, at value (identified cost $2,819,291)	2,819,291
Cash denominated in foreign currencies (identified cost $1,484,378)	1,450,751
Receivables:
Investment securities sold	1,613,476
Dividends and interest	1,496,965
Fund shares sold	786,339
Other assets	32,314
Total assets	621,529,080
Liabilities
Due to custodian	614
Payables:
Fund shares redeemed	3,630,682
Manager fees (See Note 3)	596,027
Transfer agent (See Note 3)	549,628
NYLIFE Distributors (See Note 3)	170,067
Shareholder communication	151,947
Trustees	15,704
Professional fees	12,015
Franchise taxes	128,449
Accrued expenses	30,014
Distributions payable	147,634
Total liabilities	5,432,781
Net assets	$616,096,299
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 86,371
Additional paid-in-capital	671,941,113
672,027,484
Total distributable earnings (loss)	(55,931,185)
Net assets	$616,096,299
Class A
Net assets applicable to outstanding shares	$209,633,735
Shares of beneficial interest outstanding	28,810,217
Net asset value per share outstanding	$ 7.28
Maximum sales charge (5.50% of offering price)	0.42
Maximum offering price per share outstanding	$ 7.70
Investor Class
Net assets applicable to outstanding shares	$ 2,105,364
Shares of beneficial interest outstanding	288,786
Net asset value per share outstanding	$ 7.29
Maximum sales charge (5.00% of offering price)	0.38
Maximum offering price per share outstanding	$ 7.67
Class C
Net assets applicable to outstanding shares	$140,379,401
Shares of beneficial interest outstanding	22,799,731
Net asset value and offering price per share outstanding	$ 6.16
Class I
Net assets applicable to outstanding shares	$263,977,799
Shares of beneficial interest outstanding	34,472,078
Net asset value and offering price per share outstanding	$ 7.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended November 30, 2021
Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $24,165,942) (a)	$ 12,684,353
Interest	933
Dividends-affiliated	515
Total income	12,685,801
Expenses
Manager (See Note 3)	6,780,679
Distribution/Service—Class A (See Note 3)	536,091
Distribution/Service—Investor Class (See Note 3)	5,087
Distribution/Service—Class C (See Note 3)	1,452,320
Transfer agent (See Note 3)	929,388
Professional fees	213,379
Shareholder communication	195,288
Registration	124,606
Franchise tax	94,246
Trustees	22,191
Custodian	21,192
Insurance	6,415
Miscellaneous	33,680
Total expenses	10,414,562
Net investment income (loss)	2,271,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions, before income taxes	68,255,606
Foreign currency transactions	33,578
Net realized gain (loss)	68,289,184
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments, before income taxes	124,349,211
Translation of other assets and liabilities in foreign currencies	(48,701)
Net change in unrealized appreciation (depreciation)	124,300,510
Net realized and unrealized gain (loss)	192,589,694
Net increase (decrease) in net assets resulting from operations	$194,860,933

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,195,484.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Cushing® MLP Premier Fund

Statements of Changes in Net Assets
for the year ended November 30, 2021 and November 30, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,271,239	$ (1,197,031)
Net realized gain (loss)	68,289,184	(140,409,298)
Net change in unrealized appreciation (depreciation)	124,300,510	(117,991,143)
Net increase (decrease) in net assets resulting from operations	194,860,933	(259,597,472)
Distributions to shareholders:
Class A	(2,025,745)	—
Investor Class	(19,009)	—
Class C	(1,577,454)	—
Class I	(2,281,929)	—
	(5,904,137)	—
Distributions to shareholders from return of capital:
Class A	(25,045,240)	(24,903,370)
Investor Class	(235,021)	(259,009)
Class C	(19,502,814)	(26,398,607)
Class I	(28,212,558)	(38,015,735)
	(72,995,633)	(89,576,721)
Total distributions to shareholders	(78,899,770)	(89,576,721)
Capital share transactions:
Net proceeds from sales of shares	143,557,623	314,160,378
Net asset value of shares issued to shareholder in reinvestment of distributions	77,251,351	88,011,831
Cost of shares redeemed	(248,667,421)	(510,449,466)
Increase (decrease) in net assets derived from capital share transactions	(27,858,447)	(108,277,257)
Net increase (decrease) in net assets	88,102,716	(457,451,450)
Net Assets
Beginning of year	527,993,583	985,445,033
End of year	$ 616,096,299	$ 527,993,583
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.93	$ 9.09	$ 10.64	$ 11.71	$ 14.09
Net investment income (loss) (a)	0.03	(0.01)	(0.09)	(0.08)	(0.17)
Net realized and unrealized gain (loss)	2.22	(2.25)	(0.52)	0.35	(0.87)
Total from investment operations	2.25	(2.26)	(0.61)	0.27	(1.04)
Less distributions:
From net investment income	(0.06)	—	—	—	—
Return of capital	(0.84)	(0.90)	(0.94)	(1.34)	(1.34)
Total distributions	(0.90)	(0.90)	(0.94)	(1.34)	(1.34)
Net asset value at end of year	$ 7.28	$ 5.93	$ 9.09	$ 10.64	$ 11.71
Total investment return (b)	39.57%	(24.48)%	(6.40)%	1.90%	(8.19)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	0.48%	(0.13)%	(0.92)%	(0.67)%	(1.21)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	0.50%	(0.11)%	(0.90)%	(0.66)%	(1.20)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.61%	1.60%	1.54%	1.51%	1.51%
Portfolio turnover rate	28%	33%	50%	50%	29%
Net assets at end of year (in 000’s)	$ 209,634	$ 168,532	$ 249,399	$ 278,507	$ 264,449

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(32,777) is attributable to Class A.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(30,329) is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(29,083) is attributable to Class A.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.59%, 1.59%, 1.53%, 1.50%, and 1.50% for the fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.59%, 1.59%, 1.53%, 1.50%, and 1.50% for the fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.94	$ 9.10	$ 10.65	$ 11.71	$ 14.09
Net investment income (loss) (a)	0.03	(0.01)	(0.09)	(0.08)	(0.17)
Net realized and unrealized gain (loss)	2.22	(2.25)	(0.52)	0.36	(0.87)
Total from investment operations	2.25	(2.26)	(0.61)	0.28	(1.04)
Less distributions:
From net investment income	(0.07)	—	—	—	—
Return of capital	(0.83)	(0.90)	(0.94)	(1.34)	(1.34)
Total distributions	(0.90)	(0.90)	(0.94)	(1.34)	(1.34)
Net asset value at end of year	$ 7.29	$ 5.94	$ 9.10	$ 10.65	$ 11.71
Total investment return (b)	39.50%	(24.45)%	(6.04)%	1.99%	(8.19)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	0.40%	(0.18)%	(0.92)%	(0.71)%	(1.22)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	0.42%	(0.17)%	(0.91)%	(0.70)%	(1.21)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.64%	1.64%	1.54%	1.53%	1.53%
Portfolio turnover rate	28%	33%	50%	50%	29%
Net assets at end of year (in 000's)	$ 2,105	$ 1,783	$ 2,446	$ 2,575	$ 2,616

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(311) is attributable to Investor Class.
For the year ended November 30, 2020, The Fund accrued $(111,509) in franchise tax expense, of which $(313) is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(333) is attributable to Investor Class.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver was 1.62%, 1.63%, 1.53%, 1.52% and 1.52% for the fiscal years ended November 30, 2021, 2020, 2019, 2018, and 2017, respectively. The ratio of expenses excluding tax expense to average net assets after waiver was 1.62%, 1.63%, 1.53%, 1.52% and 1.52% for the fiscal years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 5.17	$ 8.14	$ 9.69	$ 10.86	$ 13.26
Net investment income (loss) (a)	(0.03)	(0.05)	(0.15)	(0.16)	(0.25)
Net realized and unrealized gain (loss)	1.92	(2.02)	(0.46)	0.33	(0.81)
Total from investment operations	1.89	(2.07)	(0.61)	0.17	(1.06)
Less distributions:
From net investment income	(0.08)	—	—	—	—
Return of capital	(0.82)	(0.90)	(0.94)	(1.34)	(1.34)
Total distributions	(0.90)	(0.90)	(0.94)	(1.34)	(1.34)
Net asset value at end of year	$ 6.16	$ 5.17	$ 8.14	$ 9.69	$ 10.86
Total investment return (b)	38.36%	(25.03)%	(7.06)%	1.09%	(8.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	(0.41)%	(0.87)%	(1.65)%	(1.45)%	(1.99)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	(0.39)%	(0.85)%	(1.64)%	(1.44)%	(1.98)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	2.39%	2.39%	2.29%	2.28%	2.28%
Portfolio turnover rate	28%	33%	50%	50%	29%
Net assets at end of year (in 000’s)	$ 140,379	$ 138,776	$ 272,423	$ 397,557	$ 445,524

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(22,323) is attributable to Class C.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(29,666) is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(50,302) is attributable to Class C.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 2.37%, 2.38%, 2.28%, 2.27% and 2.27% for the fiscal years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 2.37%, 2.38%, 2.28%, 2.27% and 2.27% for the fiscal years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Year Ended November 30,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.19	$ 9.41	$ 10.95	$ 11.99	$ 14.36
Net investment income (loss) (a)	0.05	0.01	(0.07)	(0.05)	(0.14)
Net realized and unrealized gain (loss)	2.32	(2.33)	(0.53)	0.35	(0.89)
Total from investment operations	2.37	(2.32)	(0.60)	0.30	(1.03)
Less distributions:
From net investment income	(0.07)	—	—	—	—
Return of capital	(0.83)	(0.90)	(0.94)	(1.34)	(1.34)
Total distributions	(0.90)	(0.90)	(0.94)	(1.34)	(1.34)
Net asset value at end of year	$ 7.66	$ 6.19	$ 9.41	$ 10.95	$ 11.99
Total investment return (b)	39.87%	(24.27)%	(6.12)%	2.12%	(7.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	0.72%	0.19%	(0.65)%	(0.41)%	(1.01)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	0.74%	0.21%	(0.63)%	(0.40)%	(1.00)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.36%	1.35%	1.29%	1.26%	1.26%
Portfolio turnover rate	28%	33%	50%	50%	29%
Net assets at end of year (in 000’s)	$ 263,978	$ 218,903	$ 461,177	$ 663,220	$ 536,749

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2021, the Fund accrued $(94,246) in franchise tax expense, of which $(38,835) is attributable to Class I.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(51,201) is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(50,008) is attributable to Class I.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(51,403) is attributable to Class I.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.34%, 1.34%, 1.27%, 1.25% and 1.25% for the fiscal years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.34%, 1.34%, 1.27%, 1.25% and 1.25% for the fiscal years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cushing® MLP Premier Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser.
At a meeting held on September 29-30, 2020, the Board considered and approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies and (ii) changes to the Fund’s primary and secondary benchmarks. In connection with these changes, the Fund intends to invest in a manner that will allow it to elect to be treated as a RIC, rather than a C-corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. In connection with these changes, the Fund did not experience an increase in portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s fiscal 2021 distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain MLPs may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund. These changes took effect on December 1, 2020.
The Fund intended to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2021 federal income tax return, and such election would be effective December 1, 2020. The Fund has satisfied the required qualification tests and timely elects to be subject to tax as a RIC. Accordingly, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders. In addition, in connection with the filing of its federal income tax return as a RIC for the year ending November 30, 2021, no portion of the net operating losses available for carryforward at November 30, 2020 was available for future use. As a RIC, the Fund’s capital loss carryforwards will continue to be available to offset future capital gains and will expire as indicated in Note 4 to the financial statements.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 20, 2010
Investor Class	July 11, 2014
Class C	October 20, 2010
Class I	October 20, 2010
Class R6	N/A*
Class	Commenced Operations
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of March 31, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

20	MainStay Cushing® MLP Premier Fund

The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the

Notes to Financial Statements (continued)
Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended November 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of November 30, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of November 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Beginning with the tax year which runs from December 1, 2020 through November 30, 2021, the Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Prior to December 1, 2020 the Fund was taxed as a C-corporation.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

22	MainStay Cushing® MLP Premier Fund

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the Fund. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s IRL Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.
Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.
The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Concentration of Risk. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if it was more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invests may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.
The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Notes to Financial Statements (continued)
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion. During the year ended November 30, 2021, the effective management fee rate was 1.10%.
During the year ended November 30, 2021, New York Life Investments earned fees from the Fund in the amount of $6,780,679 and paid the Subadvisor fees in the amount of $3,391,239. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services ('Fund Services').
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended November 30, 2021, were $74,014 and $465, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended November 30, 2021, of $10,250 and $6,323, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account

24	MainStay Cushing® MLP Premier Fund

fees. This agreement will remain in effect until March 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended November 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$307,011	$—
Investor Class	3,561	—
Class C	254,236	—
Class I	364,580	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended November 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 104,567	$ (101,748)	$ —	$ —	$ 2,819	$ 1	$ —	2,819

Note 4-Federal Income Tax
As of November 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$502,014,838	$124,250,807	$(10,116,410)	$114,134,397
As of November 30, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(169,869,248)	$(147,634)	$114,085,697	$(55,931,185)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Partnership investments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of November 30, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$452,299,646	$(452,299,646)
The reclassifications for the Fund are primarily due to expiration of capital loss carryforwards and net operating loss carryforwards due to the Fund's change from a c-corporation to a regulated investment company .
As of November 30, 2021, for federal income tax purposes, capital loss carryforwards of $169,869,248 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.
To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
11/30/2025	$169,869	$—
The Fund utilized $67,169,206 of capital loss carryforwards during the year ended November 30, 2021. The Fund had $308,877,920 of capital loss carryforwards that expired during the year ended November 30, 2021.

Notes to Financial Statements (continued)
During the years ended November 30, 2021 and November 30, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 5,904,137	$ —
Return of Capital	72,995,633	89,576,721

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by U.S. Bank, N.A. The services provided by U.S. Bank, N.A. were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,885 for the period December 1, 2020 through February 21, 2021.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended November 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended November 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended November 30, 2021, purchases and sales of securities, other than short-term securities, were $164,118 and $239,489, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended November 30, 2021 and November 30, 2020, were as follows:
Class A	Shares	Amount
Year ended November 30, 2021:
Shares sold	8,520,693	$ 60,962,156
Shares issued to shareholders in reinvestment of distributions	3,730,368	26,082,669
Shares redeemed	(12,015,763)	(87,118,355)
Net increase (decrease) in shares outstanding before conversion	235,298	(73,530)
Shares converted into Class A (See Note 1)	156,127	1,082,718
Shares converted from Class A (See Note 1)	(2,147)	(15,545)
Net increase (decrease)	389,278	$ 993,643
Year ended November 30, 2020:
Shares sold	10,534,350	$ 66,605,135
Shares issued to shareholders in reinvestment of distributions	3,956,505	24,098,042
Shares redeemed	(13,511,714)	(85,800,906)
Net increase (decrease) in shares outstanding before conversion	979,141	4,902,271
Shares converted into Class A (See Note 1)	22,677	139,851
Shares converted from Class A (See Note 1)	(10,281)	(56,392)
Net increase (decrease)	991,537	$ 4,985,730

26	MainStay Cushing® MLP Premier Fund

Investor Class	Shares	Amount
Year ended November 30, 2021:
Shares sold	33,140	$ 241,758
Shares issued to shareholders in reinvestment of distributions	33,720	235,405
Shares redeemed	(36,141)	(248,606)
Net increase (decrease) in shares outstanding before conversion	30,719	228,557
Shares converted into Investor Class (See Note 1)	2,677	18,783
Shares converted from Investor Class (See Note 1)	(44,714)	(321,428)
Net increase (decrease)	(11,318)	$ (74,088)
Year ended November 30, 2020:
Shares sold	64,698	$ 427,870
Shares issued to shareholders in reinvestment of distributions	38,954	237,373
Shares redeemed	(58,047)	(397,439)
Net increase (decrease) in shares outstanding before conversion	45,605	267,804
Shares converted into Investor Class (See Note 1)	6,998	37,557
Shares converted from Investor Class (See Note 1)	(21,260)	(130,642)
Net increase (decrease)	31,343	$ 174,719

Class C	Shares	Amount
Year ended November 30, 2021:
Shares sold	3,301,073	$ 20,417,994
Shares issued to shareholders in reinvestment of distributions	3,439,057	20,520,113
Shares redeemed	(10,688,503)	(63,823,248)
Net increase (decrease) in shares outstanding before conversion	(3,948,373)	(22,885,141)
Shares converted from Class C (See Note 1)	(118,770)	(704,479)
Net increase (decrease)	(4,067,143)	$ (23,589,620)
Year ended November 30, 2020:
Shares sold	3,360,709	$ 22,836,675
Shares issued to shareholders in reinvestment of distributions	4,737,869	25,759,285
Shares redeemed	(14,667,180)	(87,750,462)
Net increase (decrease) in shares outstanding before conversion	(6,568,602)	(39,154,502)
Shares converted from Class C (See Note 1)	(35,232)	(233,492)
Net increase (decrease)	(6,603,834)	$ (39,387,994)

Class I	Shares	Amount
Year ended November 30, 2021:
Shares sold	8,454,585	$ 61,935,715
Shares issued to shareholders in reinvestment of distributions	4,156,758	30,413,164
Shares redeemed	(13,498,221)	(97,477,212)
Net increase (decrease) in shares outstanding before conversion	(886,878)	(5,128,333)
Shares converted into Class I (See Note 1)	7,876	57,061
Shares converted from Class I (See Note 1)	(16,948)	(117,110)
Net increase (decrease)	(895,950)	$ (5,188,382)
Year ended November 30, 2020:
Shares sold	30,089,959	$ 224,290,698
Shares issued to shareholders in reinvestment of distributions	5,857,068	37,917,131
Shares redeemed	(49,611,395)	(336,500,659)
Net increase (decrease) in shares outstanding before conversion	(13,664,368)	(74,292,830)
Shares converted into Class I (See Note 1)	31,947	243,118
Net increase (decrease)	(13,632,421)	$ (74,049,712)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended November 30, 2021, events and transactions subsequent to November 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On December 30, 2021, the Fund declared a distribution payable of $0.0750 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 29, 2021, which were payable on December 30, 2021.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Cushing® MLP Premier Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
January 28, 2022
28	MainStay Cushing® MLP Premier Fund

Federal Income Tax
Information(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended November 30, 2021, the Fund designated approximately $78,752,136 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended November 30, 2021 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended November 30, 2021.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov . The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov .
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
30	MainStay Cushing® MLP Premier Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
32	MainStay Cushing® MLP Premier Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1720364MS207-21	MSCU11-01/22
(NYLIM) NL258

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees billed for the fiscal year ended November 30, 2021 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $138,300.

The aggregate fees billed for the fiscal year ended November 30, 2020 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $155,300.

(b)     Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2021; and (ii) $0 for the fiscal year ended November 30, 2020.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended November 30, 2021; and (ii) $0 during the fiscal year ended November 30, 2020. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended November 30, 2021; and $0 during the fiscal year ended November 30, 2020.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)    All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended November 30, 2021 and November 30, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $78,500 for the fiscal year ended November 30, 2021; and $202,052 for the fiscal year ended November 30, 2020.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended November 30, 2021 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit

Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 7, 2022

By: /s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	February 7, 2022